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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 9, 1995
                                                          ---------------


                                 Honeywell Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                1-971                 41-0415010
        ---------------         ------------         -------------------
         (State or other         (Commission          (IRS Employer
         jurisdiction of         File Number)         Identification No.)
         incorporation)


                    Honeywell Plaza
                    Minneapolis, Minnesota                 55408
        -----------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number including area code:  (612) 951-1000
                                                           --------------

                                   Not Applicable
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

          On January 9, 1995, Judge Mariana R. Pfaelzer of the U.S. District Court in Los Angeles issued a Memorandum of Decision dated January 4, 1995, reversing a $1.2 billion jury verdict rendered against the Registrant on August 31, 1993, in the previously reported patent infringement lawsuit brought against the Registrant by Litton Systems, Inc. In her decision, Judge Pfaelzer found that Litton's patent was unenforceable because it was obtained by inequitable conduct, and invalid because it was an invention that would have been obvious from combining existing processes. The trial for the antitrust claims of Litton and the Registrant is scheduled to commence in November, 1995.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (c)  Exhibits

               (99)(i)        Memorandum of Decision dated
                              January 4, 1995 in the matter
                              of Litton Systems, Inc. v.
                              Honeywell Inc.

               (99)(ii)       Press release dated January 9, 1995
                              issued by the Registrant regarding
                              the aforementioned Memorandum
                              of Decision

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HONEYWELL INC.



                                By:/s/ William M. Hjerpe
                                   ------------------------------
                                   William M. Hjerpe
                                   Vice President and
                                   Chief Financial Officer


Date: January 16, 1995

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                                  EXHIBIT INDEX


                                                        Page
Exhibit                                                Number
- -------                                                ------

(99)(i)        Memorandum of Decision dated
               January 4, 1995 in the matter
               of Litton Systems, Inc. v.
               Honeywell Inc.

(99)(ii)       Press release dated January 9, 1995
               issued by the Registrant regarding
               the aforementioned Memorandum
               of Decision

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